UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________
FORM 8-K
______________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 16, 2009

Cinnabar Ventures, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-145443	98-0585450
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

17595 S. Tamiami Trail, Suite 200 Fort Myers, FL 33908
(Address of Principal Executive Office) (Zip Code)

239-561-3827
(Registrant’s telephone number, including area code)
360 Main Street Washington, VA 22747
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

Effective on November 17, 2009, Cinnabar Ventures, Inc., a Nevada corporation (the “Company”), affected a three-for-one forward spit of its outstanding common stock.  All shareholders of record of the Company as of November 16, 2009, will receive three shares of the Company’s common stock for every one share owned at the close of business on November 16, 2009.  The additional shares will be mailed directly by the Company’s transfer agent to the Company’s shareholders without any further action on the part of the Registrant’s shareholders.  Other than the forward split of the shares of the Company’s common stock described above, there were no other changes to the Company’s common stock.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CINNABAR VENTURES,INC.

Date: November 16, 2009	By:	/s/ Richard Granville
Richard Granville
Chief Executive Officer